UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (“Connecticut Water”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and Connecticut Water.

The following infographic and fact sheet regarding the proposed transaction were first made available at www.sjw-ctws.com on August 24, 2018.

An Ideal Combination: CT Water and SJW Group Connecticut Water Service Shareholder Benefits Significant and certain value with closing expected Q1 2019 33% PREMIUM to CTWS unaffected share price1 $70 per share all cash consideration Local Community Benefits Creates 3rd largest investor-owned water and wastewater utility with experienced local teams to maintain focus on service to customers and communities Commitment to no layoffs and no changes in customer rates Enhanced environmental stewardship, local community engagement and charitable commitments SJW Group Stockholder Benefits Enhanced growth platform as a result of increased scale, geographic diversity and strong financial foundation Financial strength to continue to invest in local infrastructure and pay a continued dividend Immediately and increasingly EPS accretive

Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and none of SJW Group, its management, Connecticut Water or its management undertakes any obligation to update or revise any forward-looking statements except as required by law. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on August 20, 2018, Connecticut Water filed a preliminary proxy statement on Schedule 14A with the SEC. Connecticut Water and SJW Group intend to file other relevant materials with the SEC, including Connecticut Water’s definitive proxy statement on Schedule 14A. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONNECTICUT WATER’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Connecticut Water’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Connecticut Water. Participants in Solicitation SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the preliminary proxy statement regarding the proposed transaction, which was filed on August 20, 2018, and the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

ConnecticutWater | SJW Group

AN IDEAL COMBINATION: CT WATER + SJW GROUP CREATING A LEADING PURE-PLAY WATER UTILITY

SIGNIFICANT VALUE FOR CTWS & SJW SHAREHOLDERS WHILE HONORING ALL PRIOR STAKEHOLDER COMMITMENTS OF THE MERGER

SIGNIFICANT VALUE CREATION FOR SHAREHOLDERS

- **$70 per share in cash delivers significant and certain value to CTWS shareholders;** represents 33% premium to CTWS' unaffected share price[1]
- Financially compelling transaction expected to be **immediately and increasingly accretive** to SJW EPS
- **Provides compelling growth and investment opportunities at SJW** with increased scale and diversity

BENEFITS TO CUSTOMERS

- **Leverages best-in-class customer service across organization**
- **Transaction seamless to customers** with no change in customer rates as a result of the transaction
- **Enhance service** by capitalizing on technology and sharing best practices, operational expertise and more extensive resources
- **Honoring ~$200M annual capital investments across combined operations** (e.g. new surface water treatment facility in Biddeford, ME)

COMMITTED TO JOBS AND COMMUNITIES

- **No transaction-related layoffs** or significant changes in compensation or benefits planned
- Employees to benefit from **additional career development and geographic mobility opportunities**
- **Dedicated team of locally-based employees and leadership retained at operating utilities**
- **Ongoing community support and involvement**

ENVIRONMENTAL STEWARDSHIP: A CORE VALUE

- **SJW and CTWS are both leaders** in water conservation and protecting lands and water resources
- Combined company **committed to reducing environmental footprint** and furthering sustainable business practices
- **Investment in infrastructure,** which conserves water and energy resources, will remain a priority

STRONG MULTI-STATE PRESENCE WITH INCREASED SCALE, HIGH-QUALITY, WELL-RUN OPERATIONS AND CONSTRUCTIVE REGULATORY ENVIRONMENTS

ADVANTAGES OF INCREASED SCALE, FINANCIAL STRENGTH AND GEOGRAPHIC DIVERSITY, WHILE MAINTAINING LOCAL FOCUS AND EXPERTISE


Combined Company Headquarters
San Jose, CA
New England Headquarters
Clinton, CT
Maine Water
Connecticut Water
SJW
SJWTX
Connecticut
California
Maine
Texas


INCREASED DIVERSITY[2]
SJW
CTWS
Pro Forma

CLEAR PATHWAY TO COMPLETION

- Expected to close in Q1 2019
- Customary closing conditions, CTWS shareholder approval, CT PURA, MPUC, FCC; HSR period satisfied
- CPUC planning to complete its inquiry in time to allow acquisition to go forward, if appropriate, by end of 2018

HEADQUARTERS AND LEADERSHIP

- Combined company's headquarters will be in San Jose, CA
- New England headquarters will be in Clinton, CT
- Members of current CTWS executive team expected to lead New England region of combined company

OPERATIONS

- Combined company will be called SJW Group, with New England organization known as Connecticut Water Service, Inc.
- Each company's current operating subsidiaries will continue to operate under their existing brand names

COMBINED COMPANY SNAPSHOT

3rd largest investor-owned water and wastewater utility in the U.S.

$2.6B enterprise value

~700 dedicated employees

+1.5M people served

$975M fully underwritten bridge loan facility from J.P. Morgan

$450-550M of equity, underscoring a conservative mix of debt and equity

~$200M of annual capital investments across combined operations

Strong credit rating Committed to "A"-category credit rating of at least "A-"

1. Based on CTWS unaffected closing stock price of $52.57 on March 14, 2018, the day prior to merger announcement.
2. Based on 2017 net income.

CONNECTICUT WATER CONTACT

Daniel J. Meaney, APR
Director, Corporate Communications
dmeaney@ctwater.com
860.664.6016

SJW GROUP CONTACTS

Jayme Ackemann
Director, Corporate Communications
jayme.ackemann@sjwater.com
408.918.7247

Andrew Walters
Chief Administrative Officer
andrew.walters@sjwater.com
408.279.7818

www.sjw-ctws.com

AN IDEAL COMBINATION: CT WATER + SJW GROUP
CREATING A LEADING PURE-PLAY WATER UTILITY
Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and none of SJW Group, its management, Connecticut Water or its management undertakes any obligation to update or revise any forward-looking statements except as required by law. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on August 20, 2018, Connecticut Water filed a preliminary proxy statement on Schedule 14A with the SEC. Connecticut Water and SJW Group intend to file other relevant materials with the SEC, including Connecticut Water’s definitive proxy statement on Schedule 14A. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONNECTICUT WATER’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Connecticut Water’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Connecticut Water. Participants in Solicitation SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the preliminary proxy statement regarding the proposed transaction, which was filed on August 20, 2018, and the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. www.sjw-ctws.com SJW GROUP CONTACTS Jayme Ackemann Director, Corporate Communications jayme.ackemann@sjwater.com 408.918.7247 CONNECTICUT WATER CONTACT Daniel J. Meaney, APR Director, Corporate Communications dmeaney@ctwater.com 860.664.6016 Andrew Walters Chief Administrative Officer andrew.walters@sjwater.com 408.279.7818